UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2022

Global Blood Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37539	27-4825712
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

181 Oyster Point Blvd.

South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

(650) 741-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GBT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “GBT,” “Company,” “we,” “our,” and “us” means Global Blood Therapeutics, Inc., and/or one or more of our subsidiaries, unless the context otherwise provides.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2022, Willie L. Brown, Jr., resigned, effective immediately, from the Board of Directors, or Board, of Global Blood Therapeutics, Inc., and the Board’s Nominating and Corporate Governance Committee. His resignation was not a result of any disagreement with the Company. Mr. Brown will continue his affiliation with the Company as a director emeritus, serving as an advisor to the Company.

On March 24, 2022, solely in order to provide for an equal apportionment of the members of the Board among the three classes of the Company’s classified Board following Mr. Brown’s resignation as described above, Alexis A. Thompson, M.D., M.P.H., resigned from the Board as a Class I director, effective immediately, and was immediately reappointed by the remaining members of the Board as a Class II director, to serve in such capacity until the next annual meeting of stockholders at which the term of the Class II directors expires or until her successor is duly elected and qualified, or her earlier death, resignation or removal. With such change, Classes I, II and III each have three directors. Because Dr. Thompson’s resignation and reappointment were effected solely to maintain the size of each class as nearly equal in number as possible, her service on the Board is deemed to have continued uninterrupted without any break in service.

In addition, on March 24, 2022, the Board approved a reduction in the size of Class I from four members to three, and of the size of the Board from ten to nine members, effective concurrently with the changes in the composition of the Board described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Blood Therapeutics, Inc.

Date: March 25, 2022	By:	/s/ Jeffrey Farrow
Jeffrey Farrow
Chief Financial Officer